Debt and Capital Lease	12 Months Ended
Jun. 30, 2013
Debt Disclosure [Abstract]
Debt and Capital Lease
(7)	Debt and Capital Lease:

Debt and capital lease are summarized as follows:

	June 30,
	2012	2013
Term loans, net of original issue discount	$336	$—
Convertible notes payable, net of original issue discount	683	—
Capital lease	4	1

	1,023	1
Less current portion	(1,007)	(1)

Debt and capital lease, net of current portion	$16	$—

Term loans – In July 2010, the Company entered into a loan and security agreement with Square 1 Bank. Under the terms of this agreement, the Company borrowed $800 in July 2010 in exchange for the issuance of a promissory note. The note carried a fixed interest rate of 7%. Interest-only payments were paid monthly through January 2011, followed by 30 equal installments of principal and interest. In consideration of this agreement, the Company issued warrants to purchase 52 shares of Series A-1 preferred stock with an exercise price of $0.9658 per share. The warrants are exercisable upon issuance and will automatically convert upon expiration, seven years after issuance, if not already exercised. The estimated fair value of the warrants at issuance was $32 which was recorded as a discount to the note payable. This discount was amortized over the original life of the loan using the effective interest rate method. Upon early repayment concurrent with the Series B-2 financing, the loss on extinguishment was not material and was classified as interest expense. The loan was collateralized by all assets of the Company except intellectual property.

In August 2012, the Company entered into an amended loan and security agreement with Square 1 Bank to provide additional financing in the form of a second term loan. Under the terms of this amended agreement, in September 2012, the Company borrowed $507 in exchange for the issuance of a promissory note. The note carried an interest rate of 9% through December 2012 and 7% thereafter. Interest-only payments were paid monthly through December 2012, followed by 24 equal installments of principal and interest. In consideration of this amended agreement, the Company issued warrants to purchase 277 shares of Series B-1 preferred stock with an exercise price of $0.1297 per share. The warrants are exercisable upon issuance and will automatically convert upon expiration, seven years after issuance, if not already exercised. The estimated fair value of the warrants at issuance was $22 which was recorded as a discount to the note payable. This discount was amortized over the original life of the loan using the effective interest rate method. Upon early repayment concurrent with the Series B-2 financing, the loss on extinguishment was not material and was classified as interest expense. The loan was collateralized by all assets of the Company except intellectual property.

Interest expense for both notes for the years ended June 30, 2012 and 2013, including non-cash amortization of the discount, was $46 and $70, respectively. The amended loan and security agreement was terminated in April 2013 upon payment of the note balances.

Capital lease – In September 2011, the Company converted an operating lease for its phone system into a capital lease agreement in the amount for $7. The lease is repayable monthly over 24 months, beginning October 2011. During fiscal year 2012, these assets were capitalized as office equipment and are being depreciated accordingly. As of June 30, 2013, the outstanding capital lease balance was $1.

Convertible note – In May 2012, the Company entered into a convertible note and warrant purchase agreement with existing investors in exchange for gross cash proceeds of $750. The term notes had an interest rate of 8.0% per annum, with principal and interest payable at the stated date of May 2, 2013 (the “Maturity Date”) or earlier due to a liquidity event or a financing with gross proceeds to the Company of at least $10,000 (a “Trigger Financing”). The note holders could extend the maturity date with a rate of 10.0% per annum beyond the stated due date. The warrants issued were for the purchase of Series B-1 preferred stock with an exercise price of $0.1297 per share. The estimated fair value of the warrants at issuance was $79 which was recorded as a discount to the note payable. This discount was amortized over the original life of the loan using the effective interest rate method until these notes converted into Series B preferred stock in November 2012 as described further below.

All unpaid principal and accrued but unpaid interest on these convertible notes would be converted automatically into preferred stock securities (“New Preferred”) issued by the Company in a Trigger Financing closed on or prior to the due date. The number of shares of New Preferred to be issued upon such conversion would be equal to the quotient obtained by dividing (i) the outstanding principal and accrued but unpaid interest under the note by (ii) the price per share equal to the original price per share of such New Preferred, and the issuance of such shares upon such conversion would be upon the same terms and subject to the conditions applicable to the Trigger Financing.

In the event that (i) the Company had not consummated the Trigger Financing by the Maturity Date, or (ii) prior to the closing of the Trigger Financing, there occurred any transaction or series of related transactions resulting in the (a) acquisition of greater than 50% of the voting equity interests of the Company by means of stock purchase, share exchange or other form of corporate reorganization, (b) acquisition, consolidation, merger or like transaction involving the Company in which the shareholders of the Company immediately prior to such transaction own less than 50% of the voting power of the surviving entity, or (c) sale, lease, license, transfer or other conveyance of all or substantially all of the assets of the Company (a “Liquidity Event”), the holder of each convertible note could, at its option, convert the note into shares of the Company’s Series A-1 Preferred Stock (or, at the holder’s election, shares of the Company’s Series A-1A Preferred Stock) (the “Existing Preferred”). The number of shares of Existing Preferred to be issued upon such conversion would be equal to the quotient obtained by dividing (i) the outstanding principal and accrued but unpaid interest under the note by (ii) the price per share obtained by dividing (A) $42,208 by (B) the number of fully diluted shares of the Company as of the date of such conversion.

In conjunction with the Series B-1, B-2 and B-3 Preferred Stock Purchase Agreement entered into in November 2012 (see Note 11), the Company converted the notes payable with a carrying value of $709 and related accrued interest of $32 into 5,970 shares of Series B-1 Preferred Stock. The notes payable included a contingent beneficial conversion feature related to a Trigger Financing. The issuance of the Series B preferred stock met the definition of a Trigger Financing and the contingency was resolved. Accordingly, upon conversion of the notes payable, the Company recognized a beneficial conversion feature charge of $72. This beneficial conversion charge has been included as a component of interest expense in the statement of operations. Interest expense for these notes for the years ended June 30, 2012 and 2013, including non-cash amortization of the discount and the beneficial conversion charge discussed above, was $21 and $121, respectively.

The aggregate future maturities of the Company’s capital lease as of June 30, 2013 were as follows:

Fiscal Year Ending June 30,	Amount
2014	$1
Less: amount representing interest	—

Total future maturities	$1